As filed with the Securities and Exchange Commission on November 9, 2017

Registration No. 333-219898

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 3

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	8742 (Primary Standard Industrial Classification Code Number)	20-8046599 (I.R.S. Employer Identification Number)

700 N. Brand Blvd., Suite 1400

Glendale, CA 91203

(818) 396-8050

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

Warren Hosseinion, M.D.

Chief Executive Officer

Apollo Medical Holdings, Inc.

700 N. Brand Blvd., Suite 1400

Glendale, CA 91203

(818) 396-8050

(Name, address, including zip code, and telephone
number, including area code, of agent for service)

Copies to:

Mark Mihanovic, Esq. Paul Carr-Rollitt, Esq. Gary Emmanuel, Esq. McDermott Will & Emery LLP 2049 Century Park East, 38th Floor Los Angeles, CA 90067 (310) 277-4110	Thomas Lam, M.D. Chief Executive Officer Network Medical Management, Inc. 1668 S. Garfield Avenue Alhambra, CA 91801 (626) 282-0288	Tin Kin Lee, Esq. Tin Kin Lee Law Offices 1811 Fair Oaks Avenue South Pasadena, CA 91030 (626) 229-9828

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement is declared effective and all other conditions to the transaction contemplated by the Agreement and Plan of Merger, dated as of December 21, 2016, as amended on March 30, 2017 and October 17, 2017, described in the enclosed joint proxy statement/prospectus have been satisfied or waived.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒
Emerging Growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)	☐
Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

Apollo Medical Holdings, Inc. (the “Registrant”) is filing this Amendment No. 3 (the “Amendment”) to its Registration Statement on Form S-4 (Registration Statement No. 333-219898) as an exhibits-only filing to file Exhibit 8.1 and restate the list of exhibits set forth in Item 8 of Part II of the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II of the Registration Statement, including the signature page and the exhibit index, and the filed exhibit. The prospectus is unchanged and has been omitted.

PART II

INFORMATION NOT REQUIRED IN JOINT PROXY STATEMENT/PROSPECTUS

Item 20.	Indemnification of Directors and Officers

ApolloMed is a Delaware corporation. Reference is made to Section 102(b)(7) of the Delaware General Corporation Law, which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director’s fiduciary duty, except (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) pursuant to Section 174 of the Delaware General Corporation Law (providing for liability of directors for unlawful payment of dividends or unlawful stock purchase or redemptions) or (4) for any transaction from which a director derived an improper personal benefit.

Reference also is made to Section 145 of the Delaware General Corporation Law, which provides that a corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation’s best interest and, for criminal proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses that such officer or director actually and reasonably incurred.

The ApolloMed Bylaws allow for, and the ApolloMed Charter provides for, indemnification of ApolloMed’s current and former directors, officers, committee members or representatives to the full extent permitted by Delaware law. ApolloMed has an existing Directors and Officers Insurance Policy that provides coverage for its directors and officers in certain situations. ApolloMed has also entered into indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the ApolloMed Charter and ApolloMed Bylaws.

Item 21.	Exhibits and Financial Statements

(a) Exhibit Index

A list of exhibits filed with this registration statement on Form S-4 is set forth on the Exhibit Index and is incorporated herein by reference.

(b) Financial Statements

The financial statements filed with this registration statement on Form S-4 are set forth on the Financial Statement Index and is incorporated herein by reference.

Item 22.	Undertakings

(a)          The undersigned registrant hereby undertakes:

(1)          To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)            to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)           to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)          to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)          That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)          To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)          The undersigned registrant hereby undertakes as follows:

(1)              That prior to any public reoffering of the securities registered hereunder through use of a proxy statement/prospectus/information statement which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering proxy statement/prospectus/information statement will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)              That every proxy statement/prospectus (i) that is filed pursuant to paragraph (b)(1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)            To respond to requests for information that is incorporated by reference into this proxy statement/prospectus/information statement pursuant to Item 4 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(4)               To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(c)           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Glendale, State of California, on the 9th day of November, 2017.

APOLLO MEDICAL HOLDINGS, INC.

By:	/s/ Warren Hosseinion, M.D.
Warren Hosseinion, M.D.
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Warren Hosseinion, M.D.	Chief Executive Officer and Director	November 9, 2017
Warren Hosseinion, M.D.	(Principal Executive Officer)

/s/ Mihir Shah	Chief Financial Officer	November 9, 2017
Mihir Shah	(Principal Financial Officer and Principal Accounting Officer)

*	Executive Chairman and Director	November 9, 2017
Gary Augusta

*	Director	November 9, 2017
Mark Fawcett

*	Director	November 9, 2017
Suresh Nihalani

*	Director	November 9, 2017
David Schmidt

*	Director	November 9, 2017
Thomas Lam, M.D.

*	Director	November 9, 2017
Ted Schreck

* By:	/s/ Warren Hosseinion, M.D.
Warren Hosseinion
Attorney-in-fact

Exhibit Index

Exhibit No.	Description
2.1†*	Agreement and Plan of Merger, dated December 21, 2016, among Apollo Medical Holdings, Inc., Network Medical Management, Inc., Apollo Acquisition Corp. and Kenneth Sim, M.D. (attached as Annex A to the joint proxy statement/prospectus that is a part of this Registration Statement).
2.2*	Amendment to Agreement and Plan of Merger, dated March 30, 2017, among Apollo Medical Holdings, Inc., Network Medical Management, Inc., Apollo Acquisition Corp. and Kenneth Sim, M.D. (attached as Annex A to the joint proxy statement/prospectus that is a part of this Registration Statement).
2.3*	Amendment No. 2 to Agreement and Plan of Merger, dated October 17, 2017, among Apollo Medical Holdings, Inc., Network Medical Management, Inc., Apollo Acquisition Corp. and Kenneth Sim, M.D. (attached as Annex A to the joint proxy statement/prospectus that is a part of this Registration Statement).
3.1	Restated Certificate of Incorporation (filed as an exhibit to a Current Report on Form 8-K on January 21, 2015).
3.2	Certificate of Amendment to Restated Certificate of Incorporation (filed as an exhibit to a Current Report on Form 8-K on April 27, 2015).
3.3	Certificate of Designation of Series A Convertible Preferred Stock (filed as an exhibit to a Current Report on Form 8-K on October 19, 2015).
3.4	Amended and Restated Certificate of Designation of Apollo Medical Holdings, Inc. (filed as an exhibit to a Current Report on Form 8-K on April 4, 2016).
3.5	Restated Bylaws (filed as an exhibit to a Quarterly Report on Form 10-Q on November 16, 2015).
4.1	Form of Investor Warrant, dated October 29, 2012, for the purchase of common stock (filed as an exhibit to a Quarterly Report on Form 10-Q on December 17, 2012).
4.2	Form of 9% Senior Subordinated Callable Convertible Note, dated January 31, 2013 (filed as an exhibit to an Annual Report on Form 10-K on May 1, 2013).
4.3	Form of Investor Warrant for purchase of 3,750 shares of common stock, dated January 31, 2013 (filed as an exhibit to an Annual Report on Form 10-K on May 1, 2013).
4.4	Common Stock Purchase Warrant dated October 14, 2015, issued by Apollo Medical Holdings, Inc. to Network Medical Management, Inc. to purchase 1,111,111 shares of common stock (filed as an exhibit to a Current Report on Form 8-K on April 4, 2016).
4.5	Common Stock Purchase Warrant dated March 30, 2016, issued by Apollo Medical Holdings, Inc. to Network Medical Management, Inc. to purchase 555,555 shares of common stock (filed as an exhibit to a Current Report on Form 8-K on April 4, 2016).
4.6	Common Stock Purchase Warrant dated November 4, 2016 issued by Apollo Medical Holdings, Inc., to Scott Enderby to purchase 24,000 shares of common stock (filed as an exhibit to a Current Report on Form 8-K on November 10, 2016).
4.7	Common Stock Purchase Warrant dated November 17, 2016 issued by Apollo Medical Holdings, Inc. to Liviu Chindris, M.D. (filed as an exhibit to a Quarterly Report on Form 10-Q on February 14, 2017).
4.8*	Form of Warrant to be Issued as Merger Consideration (attached as Annex C to the joint proxy statement/prospectus that is a part of this Registration Statement).
5.1*	Opinion of McDermott Will & Emery LLP regarding the validity of the securities.

8.1#	Opinion of McDermott Will & Emery LLP regarding tax matters.
10.1	Agreement and Plan of Merger among Siclone Industries, Inc. and Apollo Acquisition Co., Inc. and Apollo Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on June 19, 2008).
10.2	2010 Equity Incentive Plan (filed as Appendix A to Schedule 14C Information Statement filed on August 17, 2010).
10.3	Board of Directors Agreement dated March 22, 2012, by and between Apollo Medical Holdings, Inc. and Suresh Nihalani (filed as an exhibit to an Annual Report on Form 10-K/A on March 28, 2012).
10.4	2013 Equity Incentive Plan of Apollo Medical Holdings, Inc. dated April 30, 2013 (filed as an exhibit to an Annual Report on Form 10-K on May 8, 2014).
10.5	Board of Directors Agreement dated May 22, 2013 by and between Apollo Medical Holdings, Inc., and David Schmidt (filed as an exhibit to an Annual Report on Form 10-K on May 8, 2014).
10.7	Intercompany Revolving Loan Agreement, dated February 1, 2013, by and between Apollo Medical Management, Inc. and Maverick Medical Group, Inc. (filed as an exhibit to a Quarterly Report on Form 10-Q on June 14, 2013).
10.8	Intercompany Revolving Loan Agreement, dated July 31, 2013 by and between Apollo Medical Management, Inc. and ApolloMed Care Clinic (filed as an exhibit to a Quarterly Report on Form 10-Q on September 16, 2013).
10.9+	Consulting and Representation Agreement between Flacane Advisors, Inc. and Apollo Medical Holdings, Inc., dated January 15, 2015 (filed as an exhibit to a Current Report on Form 8-K on January 21, 2015).
10.10	Intercompany Revolving Loan Agreement dated as of September 30, 2013, between Apollo Medical Management, Inc. and ApolloMed Hospitalists, a Medical Corporation (filed as an exhibit to a Quarterly Report on Form 10-Q on December 20, 2013).
10.11	Form of Settlement Agreement and Release, between Apollo Medical Holdings, Inc. and each of the Holders listed on Exhibit A to the First Amendment, effective December 20, 2013 (filed as an exhibit to a Current Report on Form 8-K on December 24, 2013).
10.12	Credit Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.13	Investment Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.14	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, among Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by ApolloMed Care Clinic, and Warren Hosseinion, M.D.) (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.15	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, among Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by Maverick Medical Group Inc. and Warren Hosseinion, M.D.) (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.16	Collateral Assignment of Physician Shareholder Agreement and Management Agreement, among Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., and NNA of Nevada, Inc., dated March 28, 2014 (acknowledged by ApolloMed Hospitalists and Warren Hosseinion, M.D.) (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.17	Shareholders Agreement, among Apollo Medical Holdings, Inc., Warren Hosseinion, M.D., Adrian Vazquez, M.D., and NNA of Nevada, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.18	Registration Rights Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K on March 31, 2014).
10.21+	Hospitalist Participation Service Agreement, between ApolloMed Hospitalists and Warren Hosseinion, M.D., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.22+	Hospitalist Participation Service Agreement, between ApolloMed Hospitalists and Adrian Vazquez, M.D., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.23+	Stock Option Agreement, between Warren Hosseinion, M.D. and Apollo Medical Holdings, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.24+	Stock Option Agreement, between Adrian Vazquez, M.D. and Apollo Medical Holdings, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.25	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and ApolloMed Care Clinic, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.26	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and Maverick Medical Group Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).

10.27	Amended and Restated Management Services Agreement, between Apollo Medical Management, Inc. and ApolloMed Hospitalists, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.28	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of ApolloMed Care Clinic, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.29	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of Maverick Medical Group, Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.30	Physician Shareholder Agreement, granted and delivered by Warren Hosseinion, M.D., in favor of Apollo Medical Management, Inc. and Apollo Medical Holdings, Inc., for the account of ApolloMed Hospitalists, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.31	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and ApolloMed Care Clinic, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.32	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and Maverick Medical Group Inc., dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.33	Amendment No. 1 to Intercompany Revolving Loan Agreement, between Apollo Medical Management, Inc. and ApolloMed Hospitalists, dated March 28, 2014 (filed as an exhibit to a Current Report on Form 8-K/A on April 3, 2014).
10.34+	Board of Directors Agreement dated March 7, 2012 by and between Apollo Medical Holdings, Inc., and Gary Augusta (filed as an exhibit to an Annual Report on Form 10-K on May 8, 2014).
10.35+	Board of Directors Agreement dated February 15, 2012 by and between Apollo Medical Holdings, Inc., and Ted Schreck (filed as an exhibit to an Annual Report on Form 10-K on May 8, 2014).
10.37+	Consulting Agreement as of May 20, 2014 by and between Apollo Medical Holdings, Inc. and Bridgewater Healthcare Group, LLC (filed as an exhibit to a Current Report on Form 8-K/A on July 3, 2014).
10.38+	Board of Directors Agreement dated May 22, 2013 by and between Apollo Medical Holdings, Inc., and Warren Hosseinion, M.D. (filed as an exhibit to a Current Report on Form 8-K on September 16, 2014).
10.39	Contribution Agreement, dated as of October 27, 2014, by and among Dr. Sandeep Kapoor, M.D, Marine Metspakyan and Apollo Palliative Services LLC (filed as an exhibit to a Current Report on Form 8-K on October 31, 2014).
10.40	Contribution Agreement, dated as of October 27, 2014, by and between Rob Mikitarian and Apollo Palliative Services LLC (filed as an exhibit to a Current Report on Form 8-K on October 31, 2014).
10.41	Membership Interest Purchase Agreement, entered into as of October 27, 2014, by and among Apollo Palliative Services LLC, Apollo Medical Holdings, Inc., Dr. Sandeep Kapoor, M.D., Marine Metspakyan and Best Choice Hospice Care, LLC (filed as an exhibit to a Current Report on Form 8-K on October 31, 2014).
10.42	Stock Purchase Agreement entered into as of October 27, 2014, by and among Apollo Palliative Services LLC, Rob Mikitarian and Holistic Care Home Health Agency, Inc. (filed as an exhibit to a Current Report on Form 8-K on October 31, 2014).
10.43	Second Amendment to Lease Agreement dated October 14, 2014 by and between Apollo Medical Holdings, Inc. and EOP-700 North Brand, LLC (filed as an exhibit on Quarterly Report on Form 10-Q on November 14, 2014).
10.44	Lease Agreement, dated July 22, 2014, by and between Numen, LLC and Apollo Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K/A on December 8, 2014).
10.45	First Amendment and Acknowledgement, dated as of February 6, 2015, among Apollo Medical Holdings, Inc., NNA of Nevada, Inc., Warren Hosseinion, M.D. and Adrian Vazquez, M.D. (filed as an exhibit to a Current Report on Form 8-K on February 10, 2015).
10.47	Amendment to the First Amendment and Acknowledgement, dated as of May 13, 2015, among Apollo Medical Holdings, Inc., NNA of Nevada, Inc., Warren Hosseinion, M.D. and Adrian Vazquez, M.D. (filed as an exhibit to a Current Report on Form 8-K on May 15, 2015).

10.48	Amendment to the First Amendment and Acknowledgement, dated as of July 7, 2015, among Apollo Medical Holdings, Inc., NNA of Nevada, Inc., Warren Hosseinion, M.D. and Adrian Vazquez, M.D. (filed as an exhibit to a Current Report on Form 8-K on July 10, 2015).
10.49	Waiver and Consent dated as of August 18, 2015 between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc. (filed as an exhibit to a Quarterly Report on Form 10-Q on August 19, 2015).
10.50	Securities Purchase Agreement dated October 14, 2015 between Apollo Medical Holdings, Inc. and Network Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on October 19, 2015).
10.51	Second Amendment and Conversion Agreement dated as of November 17, 2015 among Apollo Medical Holdings, Inc., NNA of Nevada, Inc., Warren Hosseinion, M.D. and Adrian Vazquez, M.D. (filed as an exhibit to a Current Report on Form 8-K on November 19, 2015).
10.52+	Board of Directors Agreement between Apollo Medical Holdings, Inc. and Thomas S. Lam, M.D. dated January 19, 2016 (filed as an exhibit to a Current Report on Form 8-K on January 19, 2016.
10.55+	Consulting Agreement dated January 12, 2016 between Apollo Medical Holdings, Inc. and Flacane Advisors, Inc. (filed as an exhibit to a Current Report on Form 8-K on January 19, 2016).
10.56	Indemnification Agreement effective as of September 21, 2015 between Apollo Medical Holdings, Inc. and William Abbott (filed as an exhibit to a Current Report on Form 8-K on January 19, 2016).
10.57+	Board of Directors Agreement dated January 12, 2016 between Apollo Medical Holdings, Inc. and Mark Fawcett (filed as an exhibit to a Current Report on Form 8-K/A on February 2, 2016).
10.58	Securities Purchase Agreement dated March 30, 2016 between Apollo Medical Holdings, Inc. and Network Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on April 4, 2016).
10.59	2015 Equity Incentive Plan (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.60	Asset Purchase Agreement dated January 12, 2016 among Apollo Medical Holdings, Inc., Apollo Care Connect, Inc. and Healarium, Inc. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.61	Amendment No. 2 to Intercompany Revolving Loan Agreement dated March 30, 2016 between Apollo Medical Management, Inc. and Maverick Medical Group, Inc. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.62	Amended and Restated Subordination Agreement between Apollo Medical Management, Inc. and Maverick Medical Group, Inc. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.63	Stock Purchase Agreement dated as of March 1, 2016 by and among Robert Tracy, D.O., Inc., ApolloMed Care Clinic and Warren Hosseinion, M.D. as nominee for Apollo Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on June 28, 2016).
10.64	Non-Interest Bearing Secured Promissory Note dated March 1, 2016 (filed as an exhibit to a Current Report on Form 8-K on June 28, 2016).
10.65	First Amendment to Stock Purchase Agreement and to Non-Interest Bearing Promissory Note dated as of March 1, 2016 by and among Robert Tracy, D.O., Inc., ApolloMed Care Clinic and Warren Hosseinion, M.D. as nominee for Apollo Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on June 28, 2016).
10.66	Membership Interest Purchase Agreement and Release dated as of December 9, 2015 among Apollo Medical Holdings, Inc., Apollo Medical Management, Inc., Apollo Palliative Services LLC and Sandeep Kapoor, M.D. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.67+	Amended and Restated Employment Agreement made as of June 29, 2016 between Apollo Medical Management, Inc. and Warren Hosseinion, M.D. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.68+	Amended and Restated Employment Agreement made as of June 29, 2016 by and between Apollo Medical Management, Inc. and Adrian Vazquez, M.D. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2016).
10.69+	Amended and Restated Hospitalist Participation Service Agreement made as of June 29, 2016 by and between ApolloMed Hospitalists, a Medical Corporation, and Warren Hosseinion, M.D. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2017).
10.70+	Amended and Restated Hospitalist Participation Service Agreement made as of June 29, 2016 by and between ApolloMed Hospitalists, a Medical Corporation, and Adrian Vazquez, M.D. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2017).
10.71	Third Amendment dated June 28, 2016 between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2017).
10.72	Employment Agreement between Apollo Medical Management, Inc. and Mihir Shah dated July 21, 2016 (filed as an exhibit to a Current Report on Form 8-K on July 26, 2016).
10.73	Stock Purchase Agreement dated as of November 4, 2016 by and among BAHA Acquisition, A Medical Corporation, a California professional corporation; Bay Area Hospitalist Associates, A Medical Corporation, a California professional corporation; and Scott Enderby, D.O. (filed as an exhibit to a Current Report on Form 8-K on November 10, 2016).

10.74	Employment Agreement dated as of November 4, 2016 by and between Bay Area Hospitalist Associates, Inc., a California professional corporation, and Scott Enderby (filed as an exhibit to a Current Report on Form 8-K on November 10, 2016).
10.75	Non-Competition Agreement dated as of November 4, 2016 by and between Bay Area Hospitalist Associates, A Medical Corporation, a California professional corporation, and Scott Enderby, D.O. (filed as an exhibit to a Current Report on Form 8-K on November 10, 2016).
10.76	Intercompany Revolving Loan Agreement dated as of July 22, 2016 by and between Apollo Medical Management, Inc. and Bay Area Hospitalist Associates, a Medical Corporation (filed as an exhibit to a Quarterly Report on Form 10-Q on November 14, 2016).
10.77	Intercompany Revolving Loan Agreement dated as of November 22, 2016 by and between Apollo Medical Management, Inc. and Maverick Medical Group, Inc. (filed as an exhibit to a Current Report on Form 8-K on November 29, 2016).
10.78	Subordination Agreement dated as of November 22, 2016 by and between Apollo Medical Management, Inc. and Maverick Medical Group, Inc. (filed as an exhibit to a Current Report on Form 8-K on November 29, 2016).
10.79	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Gary Augusta (filed as an exhibit to a Current Report on Form 8-K on December 21, 2016).
10.80	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Warren Hosseinion, M.D. (filed as an exhibit to a Current Report on Form 8-K on December 21, 2016).
10.81	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Mihir Shah (filed as an exhibit to a Current Report on Form 8-K on December 21, 2016).
10.82	Employment Agreement dated December 20, 2016 between Apollo Medical Management, Inc. and Adrian Vazquez, M.D. (filed as an exhibit to a Current Report on Form 8-K on December 21, 2016).
10.83	Next Generation ACO Model Participation Agreement (filed as an exhibit to a Current Report on Form 8-K on January 20, 2017).
10.84	Voting Agreement dated as of December 21, 2016 between Apollo Medical Holdings, Inc. and Thomas Lam, M.D. (filed as an exhibit to a Current Report on Form 8-K on December 22, 2016).
10.85	Voting Agreement dated as of December 21, 2016 between Apollo Medical Holdings, Inc. and Kenneth Sim, M.D. (filed as an exhibit to a Current Report on Form 8-K on December 22, 2016).
10.86	Consent and Waiver Agreement dated as of December 21, 2016 by between Apollo Medical Holdings, Inc. and Network Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on December 22, 2016).
10.87	Promissory Note dated as of January 3, 2017 between Apollo Medical Holdings, Inc. and Network Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on February 13, 2017).
10.88	Promissory Note (Term Loan) issued November 17, 2016 to Liviu Chindris, M.D. in the principal amount of $400,000 (filed as an exhibit to a Quarterly Report on Form 10-Q on February 14, 2017).
10.89	Fifth Amendment to the Registration Rights Agreement between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated as of July 26, 2017 (filed as an exhibit to a Current Report on Form 8-K on July 28, 2017).
10.90*	Form of Stockholder Lock-Up Agreement (attached as Annex D to the joint proxy statement/prospectus that is a part of this Registration Statement).
10.91	Amended and Restated Convertible Promissory Note dated as of October 17, 2017 between Apollo Medical Holdings, Inc. and Network Medical Management, Inc. (filed as an exhibit to a Current Report on Form 8-K on October 20, 2017).
10.92	Convertible Promissory Note, dated as of March 30, 2017, between Apollo Medical Holdings, Inc. and Alliance Apex LLC (filed as an exhibit to a Current Report on Form 8-K on April 5, 2017).
10.93	Amendment to Convertible Promissory Note, dated as of October 16, 2017, between Apollo Medical Holdings, Inc. and Alliance Apex LLC (filed as an exhibit to a Current Report on Form 8-K on October 20, 2017).
10.94	Amendment No. 1 to Intercompany Revolving Loan Agreement between Apollo Medical Management, Inc. and Maverick Medical Group, dated August 31, 2017 (filed as an exhibit to a Current Report on Form 8-K on September 6, 2017).
10.95	Amendment No. 1 to Subordination Agreement between Apollo Medical Management, Inc. and Maverick Medical Group, Inc., dated August 31, 2017 (filed as an exhibit to a Current Report on Form 8-K on September 6, 2017).
10.96*	Form of Stock Purchase Agreement among Maverick Medical Group Inc., Warren Hosseinion, M.D. and APC-LSMA Designated Shareholder Medical Corporation.
21.1*	Subsidiaries of Apollo Medical Holdings, Inc. (filed as an exhibit to an Annual Report on Form 10-K on June 29, 2017).
21.2*	Subsidiaries of Network Medical Management, Inc.
23.1*	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm to Apollo Medical Holdings, Inc.
23.2*	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm to Network Medical Management, Inc.
23.3*	Consent of DNW and Associates, Inc.
23.4*	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).
23.5#	Consent of McDermott Will & Emery LLP (included in Exhibit 8.1).
24.1*	Power of Attorney (included on the signature page hereto).
99.1*	Form of Proxy Card for Apollo Medical Holdings, Inc.
99.2*	Form of Proxy Card for Network Medical Management, Inc.
99.3*	Proposed form of Certificate of Amendment of Certificate of Incorporation of Apollo Medical Holdings, Inc. (attached as Annex E to the joint proxy statement/prospectus that is a part of this Registration Statement).
99.4*	Proposed form of Amendment to Bylaws of Apollo Medical Holdings, Inc. (attached as Annex F to the joint proxy statement/prospectus that is a part of this Registration Statement).
99.5*	Opinion of Bank of America Merrill Lynch, financial advisor to Apollo Medical Holdings, Inc. (attached as Annex G to the joint proxy statement/prospectus that is a part of this Registration Statement).

99.6*	Opinion of Vantage Point Advisors, Inc., financial advisor to Network Medical Management, Inc. (attached as Annex H to the joint proxy statement/prospectus that is a part of this Registration Statement).
99.7*	Consent of Michael F. Eng to serve as director of Apollo Medical Holdings, Inc.
99.8*	Consent of Mitchell W. Kitayama to serve as director of Apollo Medical Holdings, Inc.
99.9*	Consent of Kenneth Sim, M.D. to serve as director of Apollo Medical Holdings, Inc.
99.10*	Consent of Li Yu to serve as director of Apollo Medical Holdings, Inc.
99.11*	Consent of Bank of America Merrill Lynch.
99.12*	Consent of Vantage Point Advisors, Inc.

*	Previously filed
#	Filed herewith
**	Filed by amendment
+	Management contract or compensatory plan, contract or arrangement
†	The schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.